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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 2, 2006

                               Aqua America, Inc.
                 (Exact Name of Registrant Specified in Charter)

  Pennsylvania                    001-06659                       23-1702594
(State or Other               (Commission File                 (I.R.S. Employer
Jurisdiction of                    Number)                   Identification No.)
 Incorporation)

        762 West Lancaster Avenue
         Bryn Mawr, Pennsylvania                                  19010-3489
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (610) 527-8000

  ____________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2006, Aqua America, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

          99.1 Press Release, dated August 2, 2006, issued by Aqua America, Inc.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AQUA AMERICA, INC.


                                        By: ROY H. STAHL
                                            ------------------------------------
                                            Roy H. Stahl
                                            Executive Vice President and
                                            General Counsel

Dated: August 2, 2006


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                                  Exhibit Index

Exhibit   Exhibit Description
-------   -------------------
  99.1    Press Release, dated August 2, 2006, issued by Aqua America, Inc.